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                                                                      Exhibit 23


                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in Registration
Statements on Form S-3 (Registration No. 33-35242 and 33-74052) and Form S-8 (Registration Nos. 2-99035, 33-15640, 33-51914, 33-45785, 33-29992,
33-79954 and 33-79956) of our reports dated November 30, 1994 on consolidated financial statements and schedules included in the annual report on Form
10-K of Pharmaceutical Resources, Inc. as at and for the year ended October 1, 1994.



Richard A. Eisner & Company, LLP

New York, New York
November 30, 1994